Facebook Reports Third Quarter 2016 Results

MENLO PARK, Calif. – November 2, 2016 – Facebook, Inc. (NASDAQ: FB) today reported financial results for the quarter ended September 30, 2016.

"We had another good quarter," said Mark Zuckerberg, Facebook founder and CEO. "We're making progress putting video first across our apps and executing our 10 year technology roadmap."

Third Quarter 2016 Financial Highlights*

	Three Months Ended September 30,		Year-over-Year % Change
In millions, except percentages and per share amounts	2016	2015
Revenue:
Advertising	$6,816	$4,299	59%
Payments and other fees	195	202	(3)%
Total revenue	7,011	4,501	56%
Total costs and expenses	3,889	3,042	28%
Income from operations	$3,122	$1,459	114%
Operating margin	45%	32%
Provision for income taxes	790
Effective tax rate	25%
Net income	$2,379	$896	166%
Diluted Earnings per Share (EPS)	$0.82	$0.31	165%

*
The information in the Third Quarter 2016 Financial Highlights table is presented in accordance with generally accepted accounting principles in the United States (GAAP). For non-GAAP financial information, see the table below titled "Reconciliation of GAAP to Non-GAAP Results."

Third Quarter 2016 Operational Highlights

•	Daily active users (DAUs) – DAUs were 1.18 billion on average for September 2016, an increase of 17% year-over-year.

•	Mobile DAUs – Mobile DAUs were 1.09 billion on average for September 2016, an increase of 22% year-over-year.

•	Monthly active users (MAUs) – MAUs were 1.79 billion as of September 30, 2016, an increase of 16% year-over-year.

•	Mobile MAUs – Mobile MAUs were 1.66 billion as of September 30, 2016, an increase of 20% year-over-year.

Third Quarter 2016 Other Financial Highlights

•
Mobile advertising revenue – Mobile advertising revenue represented approximately 84% of advertising revenue for the third quarter of 2016, up from approximately 78% of advertising revenue in the third quarter of 2015.

•	Capital expenditures – Capital expenditures for the third quarter of 2016 were $1.10 billion.

•	Cash and cash equivalents and marketable securities – Cash and cash equivalents and marketable securities were $26.14 billion at the end of the third quarter of 2016.

Webcast and Conference Call Information

Facebook will host a conference call to discuss the results at 2 p.m. PT / 5 p.m. ET today. The live webcast of Facebook's earnings conference call can be accessed at investor.fb.com, along with the earnings press release, financial tables and slide presentation. Facebook uses the investor.fb.com and newsroom.fb.com websites as well as Mark Zuckerberg's Facebook Page (https://www.facebook.com/zuck) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Following the call, a replay will be available at the same website. A telephonic replay will be available for one week following the conference call at +1 (404) 537-3406 or +1 (855) 859-2056, conference ID 88580395.

About Facebook

Founded in 2004, Facebook’s mission is to give people the power to share and make the world more open and connected. People use Facebook to stay connected with friends and family, to discover what’s going on in the world, and to share and express what matters to them.

Contacts

Investors:
Deborah Crawford
investor@fb.com / investor.fb.com

Press:
Vanessa Chan
press@fb.com / newsroom.fb.com

Forward Looking Statements

This press release contains forward-looking statements regarding our future business expectations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors including: our ability to retain or increase users and engagement levels; our reliance on advertising revenue; our dependency on mobile operating systems, networks, and standards that we do not control; risks associated with new product development and their introduction as well as other new business initiatives; our emphasis on user growth and engagement and the user experience over short-term financial results; competition; litigation; privacy and regulatory concerns; risks associated with acquisitions; security breaches; and our ability to manage growth and geographically-dispersed operations. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the caption "Risk Factors" in our Quarterly Report on Form 10-Q filed with the SEC on July 28, 2016, which is available on our Investor Relations website at investor.fb.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016. In addition, please note that the date of this press release is November 2, 2016, and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update these statements as a result of new information or future events.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: revenue excluding foreign exchange effect and advertising revenue excluding foreign exchange effect; non-GAAP costs and expenses; non-GAAP income from operations; non-GAAP net income; non-GAAP diluted shares; non-GAAP diluted earnings per share; non-GAAP operating margin; non-GAAP effective tax rate; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of items, specifically amortization of intangible assets, share-based compensation expense, and payroll tax related to share-based compensation expense, and the related income tax effects of the aforementioned exclusions, that are recurring and will be reflected in our financial results for the foreseeable future. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures.
We believe these non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business.
We exclude the following items from one or more of our non-GAAP financial measures:
Amortization of intangible assets. We amortize intangible assets acquired in connection with acquisitions. We exclude these amortization expenses because we do not believe these expenses are reflective of ongoing operating results in the period. These amounts arise from our prior acquisitions and have no direct correlation to the operation of our business.

Share-based compensation expense. We exclude share-based compensation expense because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors to make more meaningful comparisons between our operating results and those of other companies. Accordingly, we believe that excluding this expense provides investors and management with greater visibility to the underlying performance of our business operations, facilitates comparison of our results with other periods, and may also facilitate comparison with the results of other companies in our industry.
Payroll tax expense related to share-based compensation. We exclude payroll tax expense related to share-based compensation expense because, without excluding these tax expenses, investors would not see the full effect that excluding share-based compensation expense had on our operating results. These expenses are tied to the exercise or vesting of underlying equity awards and the price of our common stock at the time of vesting or exercise, which factors may vary from period to period independent of the operating performance of our business. Similar to share-based compensation expense, we believe that excluding this payroll tax expense provides investors and management with greater visibility to the underlying performance of our business operations and facilitates comparison with other periods as well as the results of other companies.
Income tax effect of amortization of intangible assets, share-based compensation and related payroll tax expenses. We believe excluding the income tax effect of non-GAAP adjustments assists investors and management in understanding the tax provision related to those adjustments and provides useful supplemental information regarding the underlying performance of our business operations.
Foreign exchange effect on revenue. We translated revenue for the three and nine months ended September 30, 2016 using the prior year's monthly exchange rates for our settlement currencies other than the U.S. dollar, which we believe is a useful metric that facilitates comparison to our historical performance.
Purchases of property and equipment. We subtract purchases of property and equipment in our calculation of free cash flow because we believe that this methodology can provide useful supplemental information to help investors better understand underlying trends in our business.
For more information on our non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures, please see the "Reconciliation of GAAP to Non-GAAP Results" table in this press release.

FACEBOOK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except for per share amounts)
(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue	$7,011	$4,501	$18,829	$12,087
Costs and expenses:
Cost of revenue	987	720	2,741	2,043
Research and development	1,539	1,271	4,345	3,502
Marketing and sales	925	706	2,651	1,953
General and administrative	438	345	1,216	924
Total costs and expenses	3,889	3,042	10,953	8,422
Income from operations	3,122	1,459	7,876	3,665
Interest and other income/(expense), net	47	(27)	125	(28)
Income before provision for income taxes	3,169	1,432	8,001	3,637
Provision for income taxes	790	536	2,057	1,510
Net income	$2,379	$896	$5,944	$2,127
Less: Net income attributable to participating securities	6	5	18	12
Net income attributable to Class A and Class B common stockholders	$2,373	$891	$5,926	$2,115
Earnings per share attributable to Class A and Class B common stockholders:
Basic	$0.83	$0.32	$2.07	$0.76
Diluted	$0.82	$0.31	$2.05	$0.75
Weighted average shares used to compute earnings per share attributable to Class A and Class B common stockholders:
Basic	2,871	2,808	2,857	2,796
Diluted	2,915	2,863	2,902	2,848
Share-based compensation expense included in costs and expenses:
Cost of revenue	$30	$21	$80	$59
Research and development	633	598	1,842	1,767
Marketing and sales	94	82	269	236
General and administrative	62	56	180	161
Total share-based compensation expense	$819	$757	$2,371	$2,223
Payroll tax expenses related to share-based compensation included in costs and expenses:
Cost of revenue	$1	$—	$4	$2
Research and development	14	10	57	34
Marketing and sales	2	2	9	8
General and administrative	3	2	11	7
Total payroll tax expenses related to share-based compensation	$20	$14	$81	$51
Amortization of intangible assets included in costs and expenses:
Cost of revenue	$55	$44	$153	$133
Research and development	9	10	28	29
Marketing and sales	109	102	321	307
General and administrative	22	24	66	70
Total amortization of intangible assets	$195	$180	$568	$539

FACEBOOK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)
	September 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$6,038	$4,907
Marketable securities	20,102	13,527
Accounts receivable, net of allowances for doubtful accounts of $83 and $68 as of September 30, 2016 and December 31, 2015, respectively	3,070	2,559
Prepaid expenses and other current assets	1,118	659
Total current assets	30,328	21,652
Property and equipment, net	7,899	5,687
Intangible assets, net	2,702	3,246
Goodwill	18,085	18,026
Other assets	660	796
Total assets	$59,674	$49,407

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$260	$196
Partners payable	239	217
Accrued expenses and other current liabilities	2,018	1,449
Deferred revenue and deposits	78	56
Current portion of capital lease obligations	—	7
Total current liabilities	2,595	1,925
Capital lease obligations, less current portion	—	107
Other liabilities	2,964	3,157
Total liabilities	5,559	5,189
Stockholders' equity
Common stock and additional paid-in capital	38,756	34,886
Accumulated other comprehensive loss	(372)	(455)
Retained earnings	15,731	9,787
Total stockholders' equity	54,115	44,218
Total liabilities and stockholders' equity	$59,674	$49,407

FACEBOOK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Cash flows from operating activities
Net income	$2,379	$896	$5,944	$2,127
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	591	486	1,728	1,402
Share-based compensation	819	757	2,371	2,214
Deferred income taxes	19	(383)	(123)	(672)
Tax benefit from share-based award activity	459	346	1,420	1,155
Excess tax benefit from share-based award activity	(459)	(346)	(1,420)	(1,155)
Other	4	6	23	13
Changes in assets and liabilities:
Accounts receivable	(253)	(207)	(478)	(405)
Prepaid expenses and other current assets	(51)	(55)	(311)	(145)
Other assets	42	29	46	4
Accounts payable	18	(9)	(21)	7
Partners payable	6	59	20	40
Accrued expenses and other current liabilities	219	50	641	291
Deferred revenue and deposits	(2)	(1)	21	(18)
Other liabilities	(214)	564	(103)	914
Net cash provided by operating activities	3,577	2,192	9,758	5,772
Cash flows from investing activities
Purchases of property and equipment	(1,095)	(780)	(3,222)	(1,831)
Purchases of marketable securities	(7,733)	(4,773)	(17,368)	(10,333)
Sales of marketable securities	5,633	1,399	9,791	4,125
Maturities of marketable securities	131	848	1,034	1,563
Acquisitions of businesses, net of cash acquired, and purchases of intangible assets	(61)	(27)	(81)	(309)
Change in restricted cash and deposits	8	33	82	77
Net cash used in investing activities	(3,117)	(3,300)	(9,764)	(6,708)
Cash flows from financing activities
Principal payments on capital lease and other financing obligations	—	(23)	(312)	(107)
Excess tax benefit from share-based award activity	459	346	1,420	1,155
Other financing activities, net	(8)	(8)	(2)	(20)
Net cash provided by financing activities	451	315	1,106	1,028
Effect of exchange rate changes on cash and cash equivalents	19	(22)	31	(99)
Net increase (decrease) in cash and cash equivalents	930	(815)	1,131	(7)
Cash and cash equivalents at beginning of period	5,108	5,123	4,907	4,315
Cash and cash equivalents at end of period	$6,038	$4,308	$6,038	$4,308

FACEBOOK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Supplemental cash flow data
Cash paid during the period for:
Interest	$—	$3	$11	$8
Income taxes, net	$357	$40	$764	$199
Non-cash investing and financing activities:
Net change in accounts payable, accrued expenses and other current liabilities, and other liabilities related to property and equipment additions	$230	$(87)	$319	$107
Promissory note payable issued in connection with an acquisition	$—	$—	$—	$198
Settlement of contingent consideration liability	$33	$—	$33	$—

Reconciliation of GAAP to Non-GAAP Results
(In millions, except percentages and per share amounts)
(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
GAAP revenue	$7,011	$4,501	$18,829	$12,087
Foreign exchange effect on 2016 revenue using 2015 rates	31		234
Revenue excluding foreign exchange effect	$7,042		$19,063
GAAP revenue year-over-year change %	56%		56%
Revenue excluding foreign exchange effect year-over-year change %	56%		58%
GAAP advertising revenue	$6,816	$4,299	$18,256	$11,442
Foreign exchange effect on 2016 advertising revenue using 2015 rates	31		234
Advertising revenue excluding foreign exchange effect	$6,847		$18,490
GAAP advertising revenue year-over-year change %	59%		60%
Advertising revenue excluding foreign exchange effect year-over-year change %	59%		62%
GAAP costs and expenses	$3,889	$3,042	$10,953	$8,422
Share-based compensation expense	(819)	(757)	(2,371)	(2,223)
Payroll tax expenses related to share-based compensation	(20)	(14)	(81)	(51)
Amortization of intangible assets	(195)	(180)	(568)	(539)
Non-GAAP costs and expenses	$2,855	$2,091	$7,933	$5,609
GAAP income from operations	$3,122	$1,459	$7,876	$3,665
Share-based compensation expense	819	757	2,371	2,223
Payroll tax expenses related to share-based compensation	20	14	81	51
Amortization of intangible assets	195	180	568	539
Non-GAAP income from operations	$4,156	$2,410	$10,896	$6,478
GAAP net income	$2,379	$896	$5,944	$2,127
Share-based compensation expense	819	757	2,371	2,223
Payroll tax expenses related to share-based compensation	20	14	81	51
Amortization of intangible assets	195	180	568	539
Income tax adjustments	(245)	(219)	(746)	(687)
Non-GAAP net income	$3,168	$1,628	$8,218	$4,253
GAAP and Non-GAAP diluted shares	2,915	2,863	2,902	2,848
GAAP diluted earnings per share	$0.82	$0.31	$2.05	$0.75
Non-GAAP adjustments to net income	0.27	0.26	0.78	0.75
Non-GAAP diluted earnings per share	$1.09	$0.57	$2.83	$1.50
GAAP operating margin	45%	32%	42%	30%
Share-based compensation expense	12%	17%	13%	18%
Payroll tax expenses related to share-based compensation	—%	—%	—%	—%
Amortization of intangible assets	3%	4%	3%	4%
Non-GAAP operating margin	59%	54%	58%	54%
GAAP income before provision for income taxes	$3,169	$1,432	$8,001	$3,637
GAAP provision for income taxes	790	536	2,057	1,510
GAAP effective tax rate	25%	37%	26%	42%
GAAP income before provision for income taxes	$3,169	$1,432	$8,001	$3,637
Share-based compensation and related payroll tax expenses	839	771	2,452	2,274

Amortization of intangible assets	195	180	568	539
Non-GAAP income before provision for income taxes	$4,203	$2,383	$11,021	$6,450
Non-GAAP provision for income taxes	1,035	755	2,803	2,197
Non-GAAP effective tax rate	25%	32%	25%	34%
Net cash provided by operating activities	$3,577	$2,192	$9,758	$5,772
Purchases of property and equipment	(1,095)	(780)	(3,222)	(1,831)
Free cash flow	$2,482	$1,412	$6,536	$3,941